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                                                                    EXHIBIT 10.3

                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------


         THIS REGISTRATION RIGHTS AGREEMENT ("Agreement") is made and entered into as of the 1st day of May, 1997, by and between InterAmericas Communications Corporation (the "Company") and Douglas G. Geib II (the "Holder").


                                    RECITALS
                                    --------

         A. Pursuant to an Employment Agreement of even date herewith (the "Employment Agreement"), the Holder is becoming the Chief Financial Officer of the Company.

         B. Under the Employment Agreement, the Company is granting the Holder an option to purchase 500,000 shares of the Company's common stock, par value $.001 per share ("Common Stock").

         C. The Company has agreed to register under the Securities Act of 1933, as amended (the "Securities Act"), the shares (the "Shares") of Common Stock of the Company to be received by the Holder from time to time under the Option Agreement, upon the terms, and subject to the conditions, hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and other good, valuable and sufficient consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:


                                    AGREEMENT
                                    ---------

         1.       Registration at the Request of the Holder.

                  (a) The Company agrees that upon receipt by the Company of a Registration Demand (as hereinafter defined) satisfying the conditions under
Section 1(b) hereof, the Company will, with reasonable promptness, and in any case not later than ninety (90) days after receipt by the Company of the Registration Demand (except that such filing shall be coordinated with the close of the fiscal quarters of the Company), file a registration statement with the Securities and Exchange Commission ("Commission") relating to such shares of Common Stock as to which registration is requested in the Registration Demand. The Company shall use its best efforts to cause such registration statement to promptly become effective under the Securities Act and to qualify the same under the blue sky laws of such states as may be requested; provided, however, that with respect to compliance with blue sky laws, the Company shall not be obligated to qualify as a foreign corporation or as a dealer in securities or to execute or file any general consent to service of process under the laws of any such state where it is not so subject.

                  (b) A "REGISTRATION DEMAND" shall be a written notice from the Holder stating that he desires to sell shares of Common Stock ("Shares") under circumstances requiring registration under the Securities Act and requesting that the Company effect registration with respect to the Shares held by the Holder and designated in such written notice, PROVIDED, that (i) in no event may the Holder make a Registration Demand before November 15, 1997 and (ii) the number of Shares sought to be sold by the Holder pursuant to such Registration Demand shall not

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be less than 100,000 Shares (as adjusted to reflect any stock dividend, stock split, recapitalization, merger or other such transaction involving the Company).

                  (c) The Company shall be obligated to effect registration and qualification pursuant to a request of the Holder under this Section 1 no more than three times subject to the terms and conditions hereof.

                  (d) If the Holder informs the Company by written notice that he is withdrawing his Registration Demand, then the registration statement need not be filed and may be withdrawn, and if any registration statement that has been filed with the Securities and Exchange Commission is withdrawn (which the Company hereby agrees to use its best efforts to so cause) and the Holder pays all of the Company's out-of-pocket expenses with respect to such registration and qualification incurred to the date of the notice under this Section 1(d), then the whole effort will not count as a registration and qualification (or an exercise of rights) for purposes of the limit established in Section 1(c) hereof. If the withdrawing Holder does not pay such out-of-pocket expenses, then the effort will so count.

         2. PIGGY BACK RIGHTS. If the Company shall at any time propose to file a registration statement under the Securities Act for any underwritten sales of shares of any of the Company's equity securities (or any warrants, units, convertibles, rights or other securities related or linked to any shares of the Company's equity securities), whether for a secondary offering or for a primary offering of equity securities by the Company, and if the Company shall at any time propose to file a registration statement under the Securities Act pursuant to Section 1 hereof, the Company shall give written notice of such registration to the Holder no later than thirty (30) days before its filing with the Commission; provided, that registrations in connection with any employee stock option or employee stock purchase or savings plan shall not be deemed to be an underwritten sale for purposes of this Section 2. If the Holder so requests within thirty (30) days, the Company shall include in any registration the Shares (including Shares issuable upon exercise of any vested and immediately exercisable option) held by the Holder and requested to be included in such registration, but the Company shall not be obligated to so include such Shares to the extent the underwriter or underwriters, if any, of such securities being otherwise registered by the Company shall determine in good faith that the inclusion of such Shares would jeopardize the successful sale at the desired price of such other securities proposed to be sold by such underwriter or underwriters, in which case the Shareholder or Shareholders requesting to participate in such registration shall be entitled to participate in any such reduced number of Shares (if any) which may be included in such registration. The obligations and rights of the Company and the Holder under this Section 2 shall not affect in any way the obligations and rights of the Company and the Holder under Section 1.

         3.       EXPENSES. Subject to the limitations contained in this
Section 3 and except as otherwise specifically provided in this Agreement, the entire costs and expenses of the registrations and qualifications pursuant to
Section 1 hereof and of any registration and qualification pursuant to Section 2 hereof shall be borne by the Company. Such costs and expenses shall include, without limitation, the fees and expenses of counsel for the Company and of its accountants, all other costs, fees and expenses of the Company incident to the preparation, printing and filing under the Securities Act of the registration statement and all amendments and supplements thereto, the reasonable fees and expenses of a special counsel to the Holder relating to such registration and qualification, the cost of furnishing copies of each preliminary prospectus, each final prospectus and each amendment or supplement thereto to underwriters, dealers and other purchasers of the Shares and the costs and expenses (including fees and disbursements of counsel) incurred in connection with the qualification of the Shares under the blue sky laws of various jurisdictions. The Company shall not, however, pay underwriting discount or commissions to the extent related to the sale of Shares sold in any registration and qualification.


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         4.       PROCEDURES.

                  (a) In the case of each registration or qualification pursuant to Section 1 or 2, the Company will keep the Holder advised in writing as to the initiation of proceedings for such registration and qualification and as to the completion thereof, and will advise the Holder, upon request, of the progress of such proceedings.

                  (b) At the Company's expense, the Company will keep each registration and qualification under this Agreement effective (and in compliance with the Securities Act) by such action as may be necessary or appropriate for a period of 120 days after the effective date of such registration statement, including, without limitation, the filing of post-effective amendments and supplements to any registration statement or prospectus necessary to keep the registration statement current and the further qualification under any applicable blue sky or other state securities laws to permit such sale or distribution, all as requested by the Holder. The Company will immediately notify the Holder at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

                  (c) The Company will use its best efforts to furnish to the Holder a signed counterpart, addressed to the Holder, of (i) an opinion of counsel for the Company, dated the effective date of such registration statement, and (ii) a so-called "cold comfort" letter signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, and such opinion of counsel and accountants' letter shall cover substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in connection with underwritten public offerings of securities.

                  (d) Without limiting any other provision hereof, in connection with any registration of Shares under this Agreement, the Company will use its best efforts to comply with the Securities Act, the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"), and all applicable rules and regulations of the Commission.

                  (e) In connection with any registration of Shares under this Agreement, the Company will provide, if appropriate, a transfer agent and registrar for the Shares not later than the effective date of such registration statement.

                  (f) In connection with any registration of Shares under this Agreement, the Company will, if requested by the underwriters for any Shares included in such registration, enter into an underwriting agreement with such underwriters for such offering, such agreement to contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, provisions relating to indemnification and contribution.

                  (g) If the Company at any time proposes to register any of its securities under the Securities Act, other than pursuant to a request made under
Section 1 hereof, whether or not for sale for its own account, and such securities are to be distributed by or through one or more underwriters, then the Company will make reasonable efforts, if requested by the Holder, to





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arrange for such underwriters to include the Shares owned by the Holder among the securities to be distributed by or through such underwriters. The Holder shall be a party to any such underwriting agreement, and the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of the Holder.

                  (h) In connection with the preparation and filing of each registration statement registering Shares under this Agreement, the Company will give the Holder and their underwriters, if any, and their respective counsel and accountants the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers, its counsel and the independent public accountants who have certified its financial statements, as shall be necessary, in the opinion of such holders or such underwriters or their respective counsel, in order to conduct a reasonable and diligent investigation within the meaning of the Securities Act. Without limiting the foregoing, each registration statement, prospectus, amendment, supplement or any other document filed with respect to a registration under this Agreement shall be subject to review and reasonable approval by the Holder registering Shares in such registration and by his counsel.

         5. PROVISION OF DOCUMENTS. The Company will, at the expense of the Company, furnish to the Holder, such number of registration statements, prospectuses, offering circulars and other documents incident to any registration or qualification referred to in Sections 1 or 2 as the Holder from time to time may reasonably request.

         6. INDEMNIFICATION. The Company will indemnify and hold harmless the Holder and any underwriter (as defined in the Securities Act) for the Holder and each person, if any, who controls the Holder or underwriter within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, and expenses (including reasonable attorneys' fees and expenses and reasonable costs of investigation) to which the Holder or underwriter or such controlling person may be subject, under the Securities Act or otherwise, insofar as any thereof arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in (A) any registration statement under which the Holder's Shares were registered under the Securities Act pursuant to Sections 1 or 2 hereof, any prospectus or preliminary prospectus contained therein, or any amendment or supplement thereto or (B) any other document incident to the registration of the Shares under the Securities Act or the qualification of the Shares under any state securities laws applicable to the Company, (ii) the omission or alleged omission to state in any item referred to in the preceding clause (i) a material fact required to be stated therein or necessary to make the statements therein not misleading, or
(iii) any violation or alleged violation by the Company of the Securities Act, the Securities Exchange Act or any other federal or state securities law, rule or regulation applicable to the Company and relating to action or inaction by the Company in connection with any such registration or qualification, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished to the Company in writing by the Holder or by any underwriter for the Holder expressly for use therein (with respect to which information the Holder or underwriter shall so indemnify and hold harmless the Company, any underwriter for the Company and each person, if any, who controls the Company or such underwriter within the meaning of the Securities Act). The Company will enter into an underwriting agreement with the underwriter or underwriters for any offering registered under the Securities Act pursuant to Section 1 or 2 hereof and with the Holder selling Shares pursuant to such offering, and such underwriting agreement shall contain customary provisions with respect to indemnification and contribution which shall, at a minimum, provide the indemnification set forth above.



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         7.       NOTICES. All notices required or permitted to be given
pursuant to this Agreement shall be given in writing, shall be transmitted by personal delivery, by registered or certified mail, return receipt requested, postage prepaid, or by telecopier or other electronic means (with a confirming copy by registered or certified mail, postage prepaid) and shall be addressed as follows:

                  When the Holder is the intended recipient:


                           Douglas G. Geib II

                           WITH A COPY TO:

                           Baker & Hostetler LLP
                           3200 National City Center
                           1900 East Ninth Street
                           Cleveland, Ohio  44114-3485
                           ATTENTION:  Jerome P. Grisko, Jr., Esq.
                           Telecopy:  (216)696-0740

                  When the Company is the intended recipient:

                           InterAmericas Communications Corporation
                           1221 Brickell Avenue
                           Miami, Florida  33131
                           ATTENTION:  Patricio E. Northland, CEO
                           Telecopy:  (305) 377-6793

                           WITH A COPY TO:

                           Baker & McKenzie
                           701 Brickell Avenue, Suite 1600
                           Miami, Florida  33131
                           ATTENTION:  Andrew Hulsh, Esq.
                           Telecopy:  (305) 789-8900


Any party to this Agreement (each a "Party") may designate a new address to which notices required or permitted to be given pursuant to this Agreement shall thereafter be transmitted by giving written notice to that effect to the other Parties. Each notice transmitted in the manner described in this Section 9 shall be deemed to have been given, received and become effective for all purposes at the time it shall have been (i) delivered to the addressee as indicated by the return receipt (if transmitted by mail), the affidavit of the messenger (if transmitted by personal delivery) or the answer back or call back (if transmitted by telecopier or other electronic means, but only if a confirmation copy of such telecopied or electronically delivered notice is also delivered by registered or certified mail, postage prepaid) or (ii) presented for delivery to the addressee as so indicated during normal business hours, if such delivery shall have been refused for any reason.


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         8.       GOVERNING LAW; FORUM.

                  (a) The validity, interpretation, performance and enforcement of this Agreement shall be governed by the laws the State of Florida (without giving effect to the laws, rules or principles of the State of Florida regarding conflicts of laws).

                  (b) Each party agrees that any proceeding arising out of or relating to this Agreement or the breach or threatened breach of this Agreement shall be commenced and prosecuted in a court in Miami, Florida. Each party consents and submits to the non-exclusive personal jurisdiction of any court in Miami, Florida in respect of any such proceeding. Each party consents to service of process upon it with respect to any such proceeding by registered mail, return receipt requested, and by any other means permitted by applicable laws and rules. Each party waives any objection that it may now or hereafter have to the laying of venue of any such proceeding in any court in Miami, Florida and any claim that it may now or hereafter have that any such proceeding in any court in Miami, Florida has been brought in an inconvenient forum.

                  (c) Final judgment against any party hereto in any suit or proceeding shall be conclusive, and may be enforced in any other jurisdiction
(i) by suit, action or proceeding on the judgment, a certified or true copy of which shall be conclusive evidence of the fact and the amount of indebtedness or liability of the party hereto, or (ii) in any other manner provided by or pursuant to the laws of such other jurisdiction.

                  (d) Nothing herein shall in any way be deemed to limit the ability or right of any party to serve any legal process, summons, notices or other documents in any other manner permitted by applicable law, or to obtain jurisdiction over any other party, or to bring actions, suits or proceedings against any other party in such other jurisdictions, and in such manner, as may be otherwise permitted by applicable law.

         9. BINDING EFFECT; ASSIGNMENT; THIRD PARTY BENEFICIARIES. This Agreement shall be binding upon the parties and their respective successors and assigns and shall inure to the benefit of the parties and their respective successors and permitted assigns. No party shall assign any of its rights or delegate any of its duties under this Agreement (by operation of law or otherwise) without the prior written consent of the other parties. Any assignment of rights or delegation of duties under this Agreement by a party without the prior written consent of the other parties, if such consent is required hereby, shall be void. No person (including, without limitation, any employee of a party) shall be, or be deemed to be, a third party beneficiary of this Agreement.

         10. ENTIRE AGREEMENT; EFFECTIVE DATE OF AGREEMENT. This Agreement constitutes the entire contract between the parties with respect to the subject matter hereof and cancels and supersedes all of the previous contracts, commitments, representations, warranties and understandings (whether oral or written) by, between or among the parties with respect to the subject matter hereof.

         11. AMENDMENTS. No addition to, and no cancellation, renewal, extension, modification or amendment of, this Agreement shall be binding upon a party unless such addition, cancellation, renewal, extension, modification or amendment is set forth in a written instrument which states that it adds to, amends, cancels, renews, extends or modifies this Agreement and has been approved by all of the parties hereto.

         12. WAIVERS. No waiver of any provision of this Agreement shall be binding upon a party unless such waiver is expressly set forth in a written instrument which is executed and delivered by such party or on behalf of such party by an officer of, or attorney-in-fact for, such party. Such waiver shall be effective only to the extent specifically set forth in such written instrument. Neither the exercise (from time to time and at any time) by a party of, nor the delay or




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failure (at any time or for any period of time) to exercise, any right, power or remedy shall constitute a waiver of the right to exercise, or impair, limit or restrict the exercise of, such right, power or remedy or any other right, power or remedy at any time and from time to time thereafter. No waiver of any right, power or remedy of a party shall be deemed to be a waiver of any other right, power or remedy of such party or shall, except to the extent so waived, impair, limit or restrict the exercise of such right, power or remedy.

         13.      REMEDIES.

                  (a) The rights, powers and remedies of the parties set forth herein for a breach of or default under this Agreement are cumulative and in addition to, and not in lieu of, any rights or remedies that any party may otherwise have under this Agreement, at law or in equity.

                  (b) The parties acknowledge that the Shares are unique, and that any violation of this Agreement cannot be compensated for by damages alone. Accordingly, in addition to all of the other remedies which may be available hereunder or under applicable law, any party shall have the right to any equitable relief which may be appropriate to remedy a breach or threatened breach by any other party hereunder, including, without limitation, the right to enforce specifically the terms of this Agreement by obtaining injunctive relief in respect of any violation or non-performance hereof, and any party shall have the right to seek recovery of and be awarded attorneys' fees and expenses in any proceeding with respect to this Agreement as reasonably determined by the court in which such proceeding is brought.

         14. HEADINGS; COUNTERPARTS. The headings set forth in this Agreement have been inserted for convenience of reference only, shall not be considered a part of this Agreement and shall not limit, modify or affect in any way the meaning or interpretation of this Agreement. This Agreement may be signed in any number of counterparts, each of which (when executed and delivered) shall constitute an original instrument, but all of which together shall constitute one and the same instrument. It shall not be necessary when making proof of this Agreement to account for any counterparts other than a sufficient number of counterparts which, when taken together, contain signatures of all of the parties.

         15. SEVERABILITY. If any provision of this Agreement shall hereafter be held to be invalid, unenforceable or illegal, in whole or in part, in any jurisdiction under any circumstances for any reason, (i) such provision shall be reformed to the minimum extent necessary to cause such provision to be valid, enforceable and legal while preserving the intent of the parties as expressed in, and the benefits to the parties provided by, this Agreement or
(ii) if such provision cannot be so reformed, such provision shall be severed from this Agreement and an equitable adjustment shall be made to this Agreement (including, without limitation, addition of necessary further provisions to this Agreement) so as to give effect to the intent as so expressed and the benefits so provided. Such holding shall not affect or impair the validity, enforceability or legality of such provision in any other jurisdiction or under any other circumstances. Neither such holding nor such reformation or severance shall affect or impair the legality, validity or enforceability of any other provision of this Agreement.


         IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the date first above written.




                                              INTERAMERICAS COMMUNICATIONS
                                              CORPORATION


                                               By: /s/ Patricio E. Northland
                                                   ---------------------------
                                                   Name: Patricio E. Northland
                                                   Title: President



                                                 /s/ Douglas G. Geib II
                                                 ------------------------------
                                                 Douglas G. Geib II




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